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                                                                   EXHIBIT 10.11

                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT dated as of October 29, 1999, among GETTY IMAGES, INC., a Delaware corporation (the "Parent"), GETTY COMMUNICATIONS LIMITED, a company incorporated in England ("Getty Communications"), GETTY IMAGES LIMITED, a company incorporated in England ("Getty Limited"), TONY STONE IMAGES/AMERICA, INC., an Illinois corporation ("TSI/America"), and EYEWIRE PARTNERS COMPANY, a Nova Scotia unlimited liability company ("EyeWire"), (each of Parent, Getty Communications, Getty Limited, TSI/America and EyeWire being herein called a "Pledgor" and collectively the "Pledgors") and HSBC INVESTMENT BANK PLC, as security agent and trustee for itself and each of the Lenders (as defined below) (in such capacity, together with its successors in such capacity, the "Security Agent").

                  We refer to that certain Credit Agreement dated October 25, 1999, among Parent, as Original Borrower, certain parties (including without limitation each Pledgor other than EyeWire) as guarantors, HSBC Investment Bank plc as Arranger, Facility Agent and Security Agent, HSBC Bank plc as Overdraft Bank and the Banks (such Credit Agreement, as the same may be amended, novated or supplemented from time to time, being herein called the "Credit Agreement").

                  For purposes of this Agreement, the following definitions shall apply (capitalized terms used in this Agreement but not defined herein shall have the meanings given to such terms in the Credit Agreement):

           (1) The terms "Beneficiary" and "Beneficiaries" shall mean individually or collectively, as the context may indicate, the Security Agent and the Lenders.

           (2) The term "Lender" means each of the Facility Agent, the Security Agent, the Arranger, the Overdraft Bank and the Banks party to or having an interest under the Finance Documents from time to time, including without limitation their respective successors and assigns (together, the "Lenders").

           (3) The term "Secured Liabilities" means (subject as otherwise expressly stated herein) all present and future obligations and liabilities (whether actual or contingent, as principal or guarantor or other surety, and whether owed jointly or severally or in any other capacity whatsoever) of each Obligor to the Lenders (or any of them) under each or any of the Finance Documents, in each case together with all costs, charges and expenses incurred by any Lender in connection with the protection, preservation or enforcement of its respective rights under the Finance Documents or any other document evidencing or securing any such liabilities. When used with respect to any Pledgor (for example, references to a particular Pledgor's Secured Liabilities, such term means all obligations and liabilities of such Pledgor described in the preceding sentence.



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           (4)    The term "Issuer" shall mean each corporation, partnership, limited liability company or other issuer, person or entity whose shares, ownership interests, notes, instruments or other securities are from time to time included in, or required under the Credit Agreement to be included in, the Collateral (as herein defined).

           (5) The term "US Pledgor" means a Pledgor which is incorporated in the United States of America.

           (6) The term "Guaranteed Liabilities" means, with respect to each Grantor, the obligations and liabilities for which such Grantor is liable in its capacity as a Guarantor under the Credit Agreement ("Guaranteed Liabilities").

The principles of construction set forth in Clause 1.2 of the Credit Agreement shall also apply with respect to this Agreement. When the context requires, terms and provisions relating to the Collateral or any part thereof, when used in relation to a Pledgor, shall refer to that Pledgor's Collateral or the relevant part thereof. For the avoidance of doubt, the parties agree that this Agreement is a "Security Document" as such term is defined in the Credit Agreement.

                  The Credit Agreement provides for certain loans and other credit facilities to be made available to the Borrowers subject to certain conditions, one of those conditions being that the Pledgors shall have entered into this Agreement. Each Pledgor is an Obligor under the Credit Agreement and is a direct or indirect beneficiary of one or more of the loans and other credit facilities to be provided by the Credit Agreement.

                  Accordingly, the Pledgors and the Security Agent, for itself and for the benefit of each of the Beneficiaries, hereby agree as follows:




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         Section 2. Pledge and Security Interest. For the benefit of the
Security Agent and the other Beneficiaries, each Pledgor hereby transfers, hypothecates, pledges, sets over and delivers unto the Security Agent, and grants to the Security Agent a security interest in, all right, title and interest such Pledgor now has or hereafter acquires in (a) the shares of capital stock and other ownership interests of the Pledged Companies set forth on
Schedule I and all shares of capital stock, partnership interests, membership interests, other ownership interests and other securities and instruments of the Pledged Companies (including without limitation options, warrants and subscription rights with respect to any such ownership interests, and instruments evidencing indebtedness of the Pledged Companies) now owned or obtained in the future by such Pledgor and the certificates representing or evidencing all such shares or other interests or securities (the "Pledged Stock"), (b) all other property which may be delivered to and held by the Security Agent pursuant to the terms hereof, (c) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities, instruments, other ownership interests and other items referred to in clause (a) or clause (b) above, (d) except as provided in Section 5 below, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and
(c) above, and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) being collectively called the "Collateral"). Upon delivery to the Security Agent, (A) any share certificates, notes or other securities or instruments now or hereafter included in the Collateral (the "Pledged Securities") shall be duly endorsed to the Security Agent or accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Security Agent and by such other instruments and documents as the Security Agent may reasonably request, and (B) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by such Pledgor and such other instruments or documents as the Security Agent may reasonably request (including, without limitation, Uniform Commercial Code Financing Statements). Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered, after approval by the Security Agent, shall supersede any prior schedules so delivered. In addition, all such Pledged Stock shall be accompanied by irrevocable written proxies satisfactory under applicable corporate law of the jurisdiction of incorporation of the Issuer of such Pledged Stock. The Pledgors agree promptly to deliver or cause to be delivered to the Security Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral, including without limitation all such items (whether now owned or hereafter acquired) which are required to be pledged to the Security Agent at any time hereafter pursuant to the Credit Agreement.

         Section 3. Secured Liabilities. The pledges and security interests granted hereunder secure the payment, discharge and performance of all the Secured Liabilities. All of the Collateral secures all of the Secured Liabilities. In the case of each US Pledgor, the amount of the Guaranteed Liabilities of such US Pledgor secured hereby is limited as provided in Clause
16.9 of the Credit Agreement.



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         Section 4. Representations, Warranties and Covenants. The Pledgors
hereby represent, warrant and covenant to and with the Security Agent and each Beneficiary that:

(1) Each Pledgor has acquired the Pledged Stock pledged by it hereunder for value and without notice of any adverse claim to the Pledged Stock; the Pledged Stock includes all the outstanding capital stock of the Issuer which is the issuer of such Pledged Stock; and all the shares of the Pledged Stock have been duly authorized and validly issued and are fully paid and nonassessable.

(2) Except for the security interest granted hereunder, each Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities pledged by it hereunder, (ii) holds and will so hold the same free and clear of all Encumbrances and of all other rights or options in favor of, or claims of, any other person, (iii) will make no assignment, pledge, hypothecation or transfer of, or create any security interest in, the Collateral, (iv) will cause all securities included within the Collateral to be certificated securities, and (v) will cause any and all certificates, instruments or other documents representing or evidencing Collateral to be forthwith deposited with the Security Agent and pledged or assigned hereunder.

(3) By virtue of the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities are delivered to the Security Agent in accordance with this Agreement, the Security Agent will obtain a valid, legal and perfected first priority lien upon and security interest in such Pledged Securities as security for the repayment of the Secured Liabilities, free and clear of all Encumbrances or other adverse claims (other than the security interest created hereby).

(4) The pledge and security interest effected hereby is effective to vest in the Security Agent the rights in the Collateral contemplated herein.

(5) The Pledgors will cause each Issuer not to issue any stock or other equity securities unless such securities are issued in accordance with the terms of the Finance Documents and are concurrently pledged and delivered to the Security Agent hereunder.

(6) This Agreement is the legal, valid and binding obligation of each Pledgor and is enforceable against such Pledgor in accordance with its terms.

(7) If any Pledgor shall become entitled to receive or shall receive any stock certificate (including without limitation any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of any capital or any certificate issued in connection with any reorganization), option or rights in respect of capital stock of any Issuer,



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                  whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Security Agent and the other Beneficiaries, hold the same in trust for the Security Agent and the Beneficiaries and deliver the same forthwith to the Security Agent in the exact form received, duly indorsed by such Pledgor to the Security Agent and accompanied by such stock powers and proxies as provided in Section 1 above, to be held by the Security Agent, subject to the terms hereof, as additional Collateral for the Secured Liabilities. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Issuer shall be paid over to the Security Agent to be held by it hereunder as additional collateral security for the Secured Liabilities, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Security Agent, be delivered to the Security Agent to be held by it hereunder as additional collateral security for the Secured Liabilities. If any sums of money or property so paid or distributed in respect of the Pledged Securities shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Security Agent, hold such money or property in trust for the Beneficiaries, segregated from other funds of such Pledgor, as additional collateral security for the Secured Liabilities.

(8) Each Pledgor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or proceeds thereof (except pursuant to a transaction, if any, expressly permitted by the Credit Agreement), (ii) create, incur or permit to exist any Encumbrance or option in favor of, or any claim of any person with respect to, any of the Pledged Securities or proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iii) enter into any agreement or undertaking restricting the right of such Pledgor or the Security Agent to sell, assign or transfer any of the Pledged Securities or proceeds thereof.

(9) In the case of each Pledgor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Security Agent promptly in writing of the occurrence of any of the events described in Section 3(g) above with respect to the Pledged Securities issued by it, and (iii) the terms of Section 5 hereof shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5 with respect to the Pledged Securities issued by it.



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         Section 5. Registration in Nominee Name; Denominations. Upon either (a)
the occurrence and during the continuance of an Event of Default or (b) the reasonable good faith judgment of the Security Agent that the registration of the Pledged Securities is necessary or desirable to maintain or perfect the security interests created by this Agreement in the Pledged Securities or to protect or exercise the rights or remedies of the Security Agent hereunder, the Security Agent, on behalf of the Beneficiaries, shall have the right (in its sole and absolute discretion) to register the Pledged Securities in its own name or the name of its nominee. Each Pledgor will promptly give to the Security
Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Security Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purposes consistent with this Agreement.

         Section 6. Irrevocable Proxy; Voting Rights; Dividends and Interest;
etc.

(1) For so long as this Agreement and the pledge and security interest created hereby remain in effect, and whether or not the Collateral or any of the Pledged Securities has been transferred into the name of the Security Agent or its nominee, each Pledgor hereby grants to the Security Agent a present, irrevocable proxy, coupled with an interest, and hereby constitutes and appoints the Security Agent as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if the Pledgor were to do the same, to exercise all voting, consenting, corporate and other rights accruing to Pledgor as owner of the Collateral or any part thereof, or arising out of or otherwise pertaining to the Collateral, and whether at any meeting of shareholders of any Issuer or in the absence of any such meeting or otherwise, and any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by any Pledgor or the Security Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Security Agent may determine), all without liability except to account for property actually received by it, but the Security Agent shall have no duty to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. As further assurance of the proxy granted hereby, the Pledgor shall from time to time execute and deliver to the Security Agent, all such additional written proxies, powers of attorney, and other instruments as the Security Agent shall request for the purpose of enabling the Security Agent to exercise the voting and other rights which it is entitled to exercise




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                  hereunder at any time. Each Pledgor hereby revokes any proxy or proxies heretofore given by Pledgor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Agreement is not longer in full force and effect as hereinafter provided. NOTWITHSTANDING THE PRECEDING PRESENT GRANT OF AN IRREVOCABLE PROXY, THE SECURITY AGENT AGREES NOT TO EXERCISE SUCH PROXY (AND TO PERMIT EACH PLEDGOR TO CONTINUE TO EXERCISE VOTING AND OTHER RIGHTS COVERED BY SUCH PROXY AND PERTAINING TO THE PLEDGED SECURITIES PLEDGED BY SUCH PLEDGOR ON AND SUBJECT TO THE CONDITIONS SET FORTH IN THIS PARAGRAPH 5(a)(i)) UNTIL THE OCCURRENCE AND CONTINUANCE OF AN EVENT OF DEFAULT. Except as provided in subparagraphs (b) and (c) of this Section 5:

                                    (i) Each Pledgor shall be entitled to
                  exercise any and all voting rights and other consensual rights accruing to it as the owner of Pledged Securities for any purpose consistent with the terms of this Pledge Agreement and the other Finance Documents so long as such exercise of rights could not reasonably be expected in the reasonable judgment of the Security Agent to materially adversely affect the rights and remedies of the Security Agent or any of the Beneficiaries under this Pledge Agreement or any other Finance Document or the ability of the Security Agent or any of the Beneficiaries to exercise the same; provided, however, that the Pledgor shall give the Security Agent at least 5 days written notice of the manner in which it intends to exercise such right.

                                    (ii) The Security Agent shall execute and
                  deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney, and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting rights which it is entitled to exercise pursuant to subparagraph (i) above.

                                    (iii) Each Pledgor shall be entitled to
                  receive and retain any and all cash dividends paid on the Pledged Securities to the extent and only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Finance Documents and applicable laws. All other payments, dividends and distributions made on or in respect of Pledged Securities, whether paid or payable in cash, securities or other property, and whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Issuer of any Pledged Securities or received in exchange for or in redemption of Pledged Securities or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Collateral and, if received by the Pledgors, shall not be commingled by the



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                  Pledgors with any of their other funds or property but shall be held separate and apart therefrom in trust for the benefit of the Security Agent and shall be delivered to the Security Agent in the same form as so received (with any necessary endorsement).

(2) After the occurrence and during the continuance of an Event of Default, all rights of the Pledgors to dividends which the Pledgors are authorized to receive pursuant to paragraph
                  (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Security Agent, who shall have the sole and exclusive right and authority to receive and retain such dividend payments. All dividends which are received by the Pledgors contrary to the provisions of this
                  Section 5(b) shall be received in trust for the benefit of the Security Agent, shall be segregated from other property or funds of the Pledgors and shall be immediately delivered to the Security Agent in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Security Agent pursuant to the provisions of this paragraph (b) shall be deposited by the Security Agent in an account to be established by the Security Agent upon receipt of such money or other property and such money or other property and interest thereon shall be applied in accordance with the provisions of Section 7 hereof.

(3) UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, AND WHETHER OR NOT THE COLLATERAL SHALL HAVE BEEN REGISTERED IN THE NAME OF THE SECURITY AGENT OR A NOMINEE OR SHALL REMAIN REGISTERED IN THE NAME OF PLEDGOR, ALL RIGHTS OF ANY PLEDGOR TO EXERCISE THE VOTING RIGHTS WHICH IT IS ENTITLED TO EXERCISE PURSUANT TO PARAGRAPH (a)(i) OF THIS SECTION 5 SHALL CEASE, AND THE SECURITY AGENT MAY THEREUPON FULLY EXERCISE, TO THE EXCLUSION OF ANY PLEDGOR, THE PROXY GRANTED TO IT IN PARAGRAPH 5(a).

(4) Each Pledgor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Pledgor hereunder to
                  (i) comply with any instruction received by it from the Security Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Security Agent.

         Section 7. Remedies upon Default. After the occurrence and during the continuance of an Event of Default, whether or not all of the Secured Liabilities shall have become due and payable, in addition to its rights under the Finance Documents:



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(1)               The Security Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code as in effect in the State of New York (the "NYUCC") (whether or not the NYUCC is in effect in the jurisdiction where the rights and remedies are asserted and whether or not the NYUCC applies to the affected Collateral) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including without limitation the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Security Agent were the sole and absolute owner thereof (and the Pledgors agree to take all such action as may be appropriate to give effect to such right).

(2) The Security Agent in its discretion may, in its name or in the name of the Pledgors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

(3) The Security Agent may sell, lease, assign, grant options with respect to or otherwise dispose of all or part of the Collateral, at such place or places as the Security Agent deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Security Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of the Pledgors, any such demand, notice and right or equity being hereby expressly waived and released. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which such private sale is to be made shall constitute reasonable notification; however the Security Agent shall not be obligated to make a sale of the Collateral regardless of notice of sale having been given. The Security Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

(4) The Pledgors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "Securities Act"), and applicable state securities laws, the Security Agent may be




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                  compelled, with respect to any sale of all or any part of the
                  Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgors acknowledge that any such private sales may be at prices and on terms less favorable to the Security Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Security Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit registration of such Collateral for public sale.

                  The Pledgors will bear all costs and expenses of carrying out their obligations hereunder with respect to the foregoing. The Pledgors acknowledge that there is no adequate remedy at law for failure by them to comply with the foregoing provisions and that such failure would not be adequately compensable in damages, and therefore agree that their agreements with respect to the foregoing may be specifically enforced.

         Section 8. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6 hereof, as well as any Collateral consisting of cash, shall be applied by the Security Agent first to the payment of the costs and expenses of any such sale, including reasonable fees and disbursements of the Security Agent's agents and counsel, and of any judicial proceeding wherein the same may be made, and of all expenses, liabilities and advances (to the extent such advances are reasonably made for the protection of the Collateral or the enforcement of the Security Agent's security interest in the Collateral) made or incurred by the Security Agent, second, to meet amounts due and payable under the Finance Documents as and when the same become payable, in each case, together with interest thereon (as well after as before judgment and payable on demand) at the rate determined in accordance with Clause 8.3 of the Credit Agreement from the date the same become due and payable until the date the same are unconditionally and irrevocably paid and discharged in full (provided that like interest payable under any of the Finance Documents should not be double counted) and third, to whomsoever may be lawfully entitled to receive any surplus. Each Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the NYUCC. Each Pledgor shall remain liable for any deficiency if the proceeds of sale or other disposition of the Collateral are insufficient to pay its Secured Liabilities and the fees and disbursements of any attorneys employed by the Security Agent or any Beneficiary to collect such deficiency.

         Section 9. Security Agent Appointed Attorney-in-Fact; Certain Other Provisions Regarding Security Agent.

(1) Except as otherwise provided herein, the Pledgors hereby appoint the Security Agent the attorney-in-fact of the Pledgors for the purposes of carrying out the provisions of this Agreement or taking any action or executing any instrument which the Security Agent may reasonably deem




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                  necessary or advisable to accomplish the purposes hereof,
                  which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Security Agent shall have the right, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Security Agent's name or in the name of the Pledgors, to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under or by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgors constituting Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Security Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Security Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken by the Security Agent or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Security Agent.

(2) If any Pledgor fails to perform any agreement contained herein, the Security Agent may (but shall not be required to) itself perform, or cause performance of, such agreement and the expenses of the Security Agent incurred in connection therewith shall be payable by the Pledgor under Section 12.

(3) Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

(4) The Security Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the NYUCC or otherwise, shall be to deal with it in the same manner as the Security Agent deals with similar property for its own account. Neither the Security Agent, any Beneficiary nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or any other person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Security Agent and the other Beneficiaries hereunder are solely to protect the Security Agent's and the Beneficiaries' interests in the

                  Collateral and shall not impose any duty upon the Security Agent or any Beneficiary to exercise any such powers. The Security Agent and the Beneficiaries shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

(5) Pursuant to Section 9-402 of the NYUCC and any other applicable law, each Pledgor authorizes the Security Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Pledgor in such form and in such offices as the Security Agent reasonably determines appropriate to perfect the security interests granted hereunder. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

(6) Each Pledgor acknowledges that the rights and responsibilities of the Security Agent under this Agreement with respect to any action taken by the Security Agent or the exercise or non-exercise by the Security Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Security Agent and the Beneficiaries, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Security Agent and the Pledgors, the Security Agent shall be conclusively presumed to be acting as agent for the Beneficiaries with full and valid authority so to act or refrain from acting, and no Pledgor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         Section 10. No Waiver. No failure on the part of the Security Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Security Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Security Agent shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

         Section 11. Security Interest Absolute. The obligations of each Pledgor under this Pledge Agreement are independent of the obligations under any of the other Finance Documents, and a separate action or actions may be brought and prosecuted against such Pledgor to enforce this Pledge Agreement. All rights of the Security Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Finance Document, any agreement with respect to any of the Secured Liabilities or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Liabilities, or any other amendment or waiver of or any consent to any departure from any Finance Document or any other agreement or instrument, (c) any exchange, release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Secured Liabilities, (d) any change, restructuring or termination of the corporate structure or existence of any Pledgor or Issuer or (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgors or any of them in respect of the Secured Liabilities or in respect of this Agreement.

         Section 12. Further Assurances. The Pledgors agree to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Security Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement, with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Security Agent its rights and remedies hereunder.

         Section 13. Security Agent's Fees and Expenses; Indemnification.

(1) The Pledgors agree to pay upon demand to the Security Agent the amount of any and all out-of-pocket expenses, including the reasonable fees and expenses of its counsel (including without limitation the allocated fees and expenses of in-house counsel) and of any experts or agents, which the Security Agent may reasonably incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Agent hereunder, or (iv) the failure by the Pledgors to perform or observe any of the provisions hereof.

(2) Without limiting the foregoing, each Pledgor agrees to pay, and to save the Security Agent and the Beneficiaries harmless from, and to indemnify them against, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement. Any such amounts payable as provided hereunder shall be additional Secured Liabilities secured by this Agreement and the other Finance Documents to which the Pledgors are party. Each Pledgor further agrees to pay, and to save the Security Agent and the Beneficiaries harmless from, and to indemnify them against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever ("Indemnifies Liabilities") with respect to the execution, delivery, enforcement, performance and administration of this Agreement, or arising out of or relating to the Security

                  Agent's or any Beneficiary's relationship with any Pledgor hereunder or under any other Finance Document (including without limitation for all Environmental Claims); provided that the Pledgors shall not have any obligation to any Beneficiary hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of such Beneficiary.

(3) The agreements in this Section 12 shall survive repayment of the Secured Liabilities and all other amounts payable under the Credit Agreement and the other Finance Documents.

         Section 14. Binding Agreement; Assignments. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Pledgors shall not be permitted to assign this Agreement or any interest herein or in the Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any cash or property held by the Security Agent as Collateral under this Agreement, except as contemplated by this Agreement.

         Section 15. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         Section 16. Consent to Jurisdiction and Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK CITY, NEW YORK, U.S.A. AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE PLEDGORS ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. TO THE EXTENT PERMITTED BY LAW, EACH PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY CERTIFIED MAIL SHALL CONSTITUTE SUFFICIENT NOTICE AND SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE SECURITY AGENT TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

         Section 17. Waiver of Jury Trial. THE PLEDGORS AND THE SECURITY AGENT HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT

HEREOF; AND THE PLEDGORS HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SET OFF OR COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM EXCEPT TO THE EXTENT THAT THE FAILURE SO TO ASSERT ANY SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM WOULD PERMANENTLY PRECLUDE THE PROSECUTION OF OR RECOVERY UPON SAME. Notwithstanding anything contained in this Agreement to the contrary, no claim may be made by the Pledgors against the Security Agent or any Beneficiary for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct or actual fraud) in connection with, arising out of or in any way related to the transactions contemplated hereunder, or any act, omission or event occurring in connection therewith; and the Pledgors hereby waive, release and agree not to sue upon any such claim for any such damages. THE PLEDGORS AGREE THAT THIS SECTION 16 IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND ACKNOWLEDGE THAT THE SECURITY AGENT WOULD NOT EXTEND TO THE PLEDGORS ANY AMOUNTS UNDER THE FINANCE DOCUMENTS IF THIS SECTION 16 WERE NOT PART OF THIS AGREEMENT.

         Section 18. Notices. All notices or other communications under or in connection with this Agreement shall be given in writing or by facsimile in accordance with the provisions of Clause 34 of the Credit Agreement, and any such notice will be deemed to be given as provided in Clause 34 of the Credit Agreement. The address, telex number and facsimile number of each party for all notices under or in connection with this Agreement are: (i) as specified as such party's address for notices in Schedule 1 or 2, as the case may be, of the Credit Agreement or in such other document by which such party becomes a party to this Agreement; or (ii) as otherwise notified by the Pledgors for this purpose to the Facility Agent (or in the case of the Security Agent as otherwise notified by the Facility Agent to the Pledgors) by not less than five Business Days' notice.

         Section 19. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal and unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 20. Section Headings. The section and other headings used herein are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         Section 21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         Section 22. Termination.

(1) At such time as all of the Secured Liabilities (other than any indemnity and similar obligations which expressly survive termination of this Agreement or the Credit Agreement and are not then due and payable) have been paid irrevocably and in full and all Commitments have terminated and no letters of credit or engagements (if any) issued pursuant to any Finance Document shall remain outstanding, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Security Agent and each Pledgor shall terminate, and the Collateral shall be released from the pledge and security interests created hereby, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgors. At the request and sole expense of any Pledgor following any such termination, the Security Agent shall deliver to such Pledgor any Collateral then held by the Security Agent hereunder and shall execute and deliver to such Pledgor, but without recourse to or warranty by the Security Agent, such Uniform Commercial Code termination statements and similar documents prepared by such Pledgor which such Pledgor shall reasonably request to evidence the release of the Collateral from the security constituted hereby.

(2) Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgors or any of them for liquidation or reorganization, should any Pledgor become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Liabilities, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment, or any part thereof, had not been made.

         Section 23. Joint and Several Obligations; Waiver of Joinder. All representations, warranties, covenants and undertakings by the Pledgors or any of them hereunder shall be their joint and several obligations. Each Pledgor hereby waives any requirement that any other Pledgor, Obligor or person be joined in or made party to any action to enforce this Agreement or any right or remedy hereunder.

         Section 24. Acknowledgments. Each Pledgor acknowledges that: (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Finance Documents to which it is a party; (b) neither the Security Agent, any other Agent nor any Beneficiary has any fiduciary relationship with or duty to any Pledgor arising out of or in connection with this Agreement of any of the other Finance Documents, and the relationship between the Pledgors, on the one hand, and the Security Agent, each other Agent and the other Beneficiaries, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (c) no joint venture is created hereby or by the Finance Documents or otherwise exists by virtue of the transactions contemplated hereby among the Beneficiaries or among the Grantors and the Beneficiaries.

         Section 25. Additional Pledgors. Each person or entity that is required to become a party to this Agreement pursuant to Clause 17 of the Credit Agreement shall become a Pledgor for all purposes of this Agreement upon execution and delivery by such person or entity of an Assumption Agreement in the form of Annex 1 hereto.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as a deed, or caused this Agreement to be duly executed as a deed, as of the day and year first above written.

                                    GETTY IMAGES, INC.

                                    By:      ________________________________
                                    Name:
                                    Title:

                                    GETTY COMMUNICATIONS LIMITED

                                    By:      ________________________________
                                    Name:
                                    Title:

                                    By:      ________________________________
                                    Name:
                                    Title:

                                    GETTY IMAGES LIMITED

                                    By:      ________________________________
                                    Name:
                                    Title:

                                    By:      ________________________________
                                    Name:
                                    Title:

                                    TONY STONE IMAGES/AMERICA, INC.

                                    By:      ________________________________
                                    Name:
                                    Title:

                                    EYEWIRE PARTNERS COMPANY

                                    By:      ________________________________
                                    Name:
                                    Title:

                                     HSBC INVESTMENT BANK PLC

                                     By:      ________________________________
                                     Name:
                                     Title:

                                     Annex 1
                          Form of Assumption Agreement

                                   [Attached]